                                                                  Ex.99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the iShares Trust (the "Trust") on Form N-CSR for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:  June 30, 2003          /s/ Lee T. Kranefuss     President
      ------------------      ------------------------------------
                              Lee T. Kranefuss          [Title]
                              [Signature]

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the iShares Trust (the "Trust") on Form N-CSR for the period ending April 30,2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:  June 30, 2003          Michael A. Latham      Principal Financial Officer
      --------------------    --------------------------------------------------
                              Michael A. Latham               [Title]
                              [Signature]

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.